Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund

Virtus Ceredex Small-Cap Value Equity Fund, Virtus Seix Floating Rate High Income Fund

and Virtus SGA International Growth Fund (each a “Fund” and collectively, the “Funds”),

each a series of Virtus Asset Trust (the “Trust”)

Supplement dated September 23, 2025 to each Fund’s Summary Prospectus and the Virtus Asset Trust

Statutory Prospectus (collectively, the “Prospectuses”) and to the Statement of Additional Information (“SAI”),

each dated April 28, 2025, as supplemented

Important Notice to Investors

Effective on January 21, 2026 (the “Closing Date”), Class C Shares of the Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined below). Shareholders who own Class C Shares as of the Closing Date may continue to hold such shares until they convert to Class A Shares, as described in the Statutory Prospectus. All other Class C Share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.

On and after the Closing Date, the Funds will only offer Class C Shares to existing shareholders through the following types of “Qualifying Transactions”:

  Dividends and/or capital gain distributions may continue to be reinvested in Class C Shares.

  Shareholders may exchange their Class C Shares of a Virtus Mutual Fund for Class C and C1 Shares of other Virtus Mutual Funds (other than those for which Class C or Class C1 Shares are being eliminated), as permitted by existing exchange privileges.

Any initial or additional purchase requests for a Fund’s Class C Shares received on or after the Closing Date will be rejected (other than through a Qualifying Transaction).

Class C shareholders with systematic investment plans involving investments in Class C Shares will no longer be able to make automatic investments into Class C Shares after the Closing Date. Shareholders who do not want their automatic investments to be discontinued must provide alternative investment instructions prior to the Closing Date. Such investment instructions may include investments into another class of the same Fund or another class of a different Fund.

On and after the Closing Date, shareholders who own Class C Shares of a Fund may purchase Class A Shares of the same fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C Share account. For additional information see “What arrangement is best for you?” in the Statutory Prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares of the Funds.

No purchases may be made into Class C Shares of any Fund after the close of business on January 21, 2026, provided that the Funds’ transfer agent may make exceptions at its discretion to address operational limitations.

Important Notice to Current Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund and Virtus SGA International Growth Fund

In addition, on January 26, 2026, Class C of each of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund and Virtus SGA International Growth Fund will be eliminated as a share class and existing Class C Shares of those funds will be converted to Class A Shares of each respective fund. Shareholders holding Class C Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class C Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service. Please refer to each Fund’s Prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

As of January 26, 2026, references to Class C Shares in the Prospectuses and SAI for Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund and Virtus SGA International Growth Fund will be removed and Class C Shares for each of those Funds will no longer be available. To the extent that Class C is eliminated for the other Funds in the future, the Prospectuses and SAI for those other Funds will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Class C Conversions (09/2025)